                                   EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     The undersigned officers and directors of Fulton Financial Corporation hereby constitute and appoint Rufus A. Fulton, Jr., Charles J. Nugent and William R. Colmery, or each of them singly, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority to sign for the undersigned and in their respective names, in any and all capacities, any and all amendments (including post-effective amendments) to this Registration Statement and generally to take all such steps as may be necessary or appropriate to enable Fulton Financial Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission related thereto, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.


          Signature                   Capacity             Date
          ---------                   --------             ----
/s/ Jeffrey G. Albertson             Director          May 19, 1997
-----------------------------
    (Jeffrey G. Albertson)


/s/ James R. Argires                 Director          May 16, 1997
-----------------------------
    (James R. Argires)


/s/ Donald M. Bowman, Jr.            Director          May 19, 1997
-----------------------------
    (Donald M. Bowman, Jr.)


/s/ Thomas D. Caldwell, Jr.          Director          May 19, 1997
-----------------------------
   (Thomas D. Caldwell, Jr.)

                               Senior Vice President   May 14, 1997
/s/ Beth Ann L. Chivinski         and Controller
-----------------------------  (Principal Accounting
    (Beth Ann L. Chivinski)          Officer)


/s/ Harold D. Chubb                  Director          May 17, 1997
-----------------------------
    (Harold D. Chubb)

/s/ William H. Clark, Jr.            Director          May 19, 1997
-----------------------------
    (William H. Clark, Jr.)



          Signature                   Capacity             Date
          ---------                   --------             ----
/s/ Frederick B. Fichthorn           Director          May 19, 1997
-----------------------------
    (Frederick B. Fichthorn)


/s/ Patrick J. Freer                 Director          May 19, 1997
-----------------------------
    (Patrick J. Freer)

                                 President, Chief      May 19, 1997
/s/ Rufus A. Fulton, Jr.       Executive Officer and
-----------------------------        Director
    (Rufus A. Fulton, Jr.)     (Principal Executive
                                     Officer)

/s/ Eugene H. Gardner                Director          May 19, 1997
-----------------------------
    (Eugene H. Gardner)
                               Chairman of the Board
/s/ Robert D. Garner               and Director        May 19, 1997
-----------------------------
    (Robert D. Garner)


/s/ Daniel M. Heisey                 Director          May 19, 1997
-----------------------------
    (Daniel M. Heisey)

/s/ J. Robert Hess                   Director          May 19, 1997
-----------------------------
    (J. Robert Hess)

/s/ Carolyn R. Holleran              Director          May 19, 1997
-----------------------------
    (Carolyn R. Holleran)

/s/ Clyde W. Horst                   Director          May 19, 1997
-----------------------------
    (Clyde W. Horst)

/s/ Samuel H. Jones, Jr.             Director          May 19, 1997
-----------------------------
    (Samuel H. Jones, Jr.)

/s/ Bernard J. Metz, Sr.             Director          May 19, 1997
-----------------------------
    (Bernard J. Metz, Sr.)

                                  Executive Vice       May 14, 1997
/s/ Charles J. Nugent           President and Chief
-----------------------------    Financial Officer
    (Charles J. Nugent)         (Principal Financial
                                     Officer)




          Signature                   Capacity             Date
          ---------                   --------             ----
/s/ Arthur M. Peters, Jr.            Director          May 19, 1997
-----------------------------
    (Arthur M. Peters, Jr.)

/s/ Stuart H. Raub, Jr.              Director          May 19, 1997
-----------------------------
    (Stuart H. Raub, Jr.)

/s/ Donald E. Ruhl                   Director          May 19, 1997
-----------------------------
    (Donald E. Ruhl)

/s/ William E. Rusling               Director          May 19, 1997
-----------------------------
    (William E. Rusling)


/s/ Mary Ann Russell                 Director
-----------------------------
    (Mary Ann Russell)


/s/ John O. Shirk                    Director          May 19, 1997
-----------------------------
    (John O. Shirk)

                                  Executive Vice       May 14, 1997
/s/ R. Scott Smith                   President
-----------------------------
    (R. Scott Smith)


/s/ James K. Sperry               Executive Vice       May 14, 1997
-----------------------------      President and
    (James K. Sperry)                Director


/s/ Kenneth G. Stoudt                Director          May 19, 1997
-----------------------------
    (Kenneth G. Stoudt)
